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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)    October 26, 2001
                                                       --------------------

                             ADMIRALTY BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      0-24891                65-0405207
 -------------------------             ---------              ------------
 (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)

           4400 PGA Boulevard
      Palm Beach Gardens, Florida                             33410
      ---------------------------                             -----
(Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code (561) 624-4701
                                                           --------------

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Item 5.  Other events.
         ------------

         The Registrant issued a press release on October 26, 2001 announcing the declaration of a stock dividend on its common stock.

Item 7.  Exhibits.
         --------

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.       Description
         -----------       -----------

         99 Press release announcing the declaration of a stock dividend on its common stock








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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ADMIRALTY BANCORP, INC.
                                         ------------------------
                                            (Registrant)

Dated: October 26, 2001                         By: /s/ WARD KELLOGG
                                                    ----------------------------
                                           WARD KELLOGG
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Exhibit No.       Description                           Page No.
-----------       -----------                           --------

99                Press release announcing the          5-6
                  declaration of a stock dividend
                  on its common stock